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                                                                   EXHIBIT 10.17


                       SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment to Loan Agreement, dated as of August 31, 2000 (this "Agreement"), is by and among APPLIED ANALYTICAL INDUSTRIES, INC., a Delaware corporation having its principal place of business in Wilmington, North Carolina (the "U.S. Borrower"), AAI APPLIED ANALYTICAL INDUSTRIES DEUTSCHLAND GmbH & CO., KG, a German corporation (the "German Borrower" and, together with the U.S. Borrower, the "Borrowers"), each of the subsidiaries of the U.S. Borrower identified on the signature pages hereof (the "Guarantors"), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

RECITALS:

         A. Pursuant to that certain Amended and Restated Loan Agreement dated as of November 30, 1999 as amended by a First Amendment to Loan Agreement dated May 31, 2000 (the "Existing Loan Agreement"), the Bank has extended a revolving credit facility to the U.S. Borrower in the amount of up to $25,000,000 and has made a term loan to the German Borrower in the principal amount of DM 12,000,000.

         B. The Borrowers have requested that the Bank provide an additional revolving loan to the German Borrower.

         C. The Bank is willing to make such an additional revolving loan facility available to the German Borrower based upon and subject to the terms and conditions specified in this Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Terms defined in the recitals of this Agreement shall have the meanings ascribed to them therein. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Agreement have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Amended Credit Agreement" means the Existing Loan Agreement as amended hereby.

                  "Effective Date" shall have the meaning ascribed to such term in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement have the meanings provided in the Amended Credit Agreement.

                                     PART II
                      AMENDMENTS TO EXISTING LOAN AGREEMENT

         Subject to satisfaction of the conditions specified in Part III of this Agreement, the Existing Loan Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Loan Agreement, the Notes and the other Loan Documents shall continue in full force and effect.

         SUBPART 2.1. New Definitions. Section 1.1 of the Existing Loan Agreement is amended by adding the following definitions to read as follows:

         "Deutsche Mark Revolving Loan Maturity Date" means November 30, 2000.

         "Deutsche Mark Revolving Loan" means a Loan made pursuant to Section 2.06(a) hereof.

         "Deutsche Mark Revolving Loan Committed Amount" shall have the meaning ascribed to such term in Section 2.04 hereof.


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         "Deutsche Mark Revolving Note" means the promissory note of the German
Borrower executed and delivered as provided in Section 2.06(b) hereof.

         SUBPART 2.2. Amended Definitions. The definitions for "German Borrower Obligations", "Loans" and "Notes" in Section 1.1 of the Existing Loan Agreement are hereby amended and restated in their entirety as follows:

         "German Borrower Obligations" means all obligations of the German Borrower (in its capacity as such) hereunder, under the Deutsche Mark Note and the Deutsche Mark Revolving Note or otherwise in connection with the Deutsche Mark Loan or Deutsche Mark Revolving Loan;

         "Loans" means, collectively, the Revolving Loans, the Deutsche Mark Loan and the Deutsche Mark Revolving Loans;

         "Notes" means, collectively, the Revolving Note, the Deutsche Mark Note and the Deutsche Mark Revolving Note;

         SUBPART 2.3. Commitment Fee. Section 2.04 of the Existing Loan Agreement is amended by adding the following sentence to the end of such section:

                  In addition, the German Borrower agrees to pay the Bank a commitment fee in an amount equal to 0.375% per annum of the average daily unused portion of the Deutsche Mark Revolving Loan Committed Amount, such fee to be paid monthly in arrears on the last day of each calendar month.

         SUBPART 2.4. Deutsche Mark Revolving Loan. A new Section 2.06 is added to the Existing Credit Agreement to read as follows:

                           2.06 DEUTSCHE MARK REVOLVING LOAN.

                  (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, the Bank agrees to make Deutsche Mark Revolving Loans to the German Borrower in Deutsche Marks, at any time and from time to time until the Deutsche Mark Revolving Loan Maturity Date, in an aggregate principal amount at any time outstanding not to exceed DM 5,000,000 (the "Deutsche Mark Revolving Loan Committed Amount"). The German Borrower may borrow, repay and reborrow hereunder on or after the date hereof and prior to the Deutsche Mark Revolving Loan Maturity Date, subject to the terms, provisions and limitations set forth herein. The outstanding principal balance of the Deutsche Mark Loan, together with all accrued but unpaid interest, fees and other charges, shall be due and payable in full on the Deutsche Mark Revolving Loan Maturity Date. The proceeds of the Deutsche Mark Loan will be used by the German Borrower (i) to repay in full loans made to the German Borrower by Commerzbank (such loans having a current outstanding balance of approximately DM 2,900,000); and (ii) to finance temporary working capital needs.

                  (b) The Deutsche Mark Loans shall be made, shall be repaid and shall bear interest in accordance with the terms of a Promissory Note dated as of August 31, 2000 and executed by the German Borrower in favor of the Bank in substantially the form of Exhibit 2.06 (the "Deutsche Mark Revolving Note"), the terms of which are incorporated herein by reference.

                  (c) (i) If, as a result of the implementation of the European economic and monetary union ("EMU"), (i) any currency available for borrowing under this Credit Agreement (a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by a European single or common currency (the "Euro") or (ii) any national currency and the Euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency shall instead be payable in the Euro and the amount so payable shall be determined by redenominating or converting such amount into the Euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, provided, that to the extent any EMU legislation provides that an amount denominated either in the Euro or in the applicable national


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                  currency can be paid either in Euros or in the applicable
                  national currency, each party to this Loan Agreement shall be entitled to pay or repay such amount in Euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

                           (ii) The Borrowers shall from time to time, at the
                  request of the Bank, pay to the Bank for the account of the Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, the Bank or any holding company of the Bank as a result of the introduction of, changeover to or operation of the Euro in any applicable state.

                           (iii) In addition, this Loan Agreement and the
                  Deutsche Mark Revolving Note (including, without limitation, the definition of Adjusted LIBOR Rate) will be amended to the extent determined by the Bank (acting reasonably and in consultation with the Borrowers) to be necessary to reflect such implementation of the EMU and change in currency and to put the Bank and the Borrowers in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this Section, no such implementation or change in currency nor any economic consequences resulting therefrom shall (a) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Loan Agreement or (b) discharge, excuse or otherwise affect the performance of any obligations of the German Borrower under this Loan Agreement, the Deutsche Mark Revolving Note or other Loan Documents.

         (d) If, within ten (10) days of the Effective Date, the Bank does not receive from the Borrower proof of the cancellation of that certain Standby Letter of Credit in the amount of DM 3,000,000 for the benefit of Commerzbank, the Bank may terminate its commitment to loan money under the Deutsche Mark Revolving Loan.

         SUBPART 2.5. Additional Conditions to Deutsche Mark Revolving Loan. A new Section 4.04 is added to the Existing Loan Agreement to read as follows:

           4.04 ADDITIONAL CONDITIONS TO THE DEUTSCHE MARK REVOLVING LOAN.

         On or prior to the funding date of any installment of the Deutsche Mark Revolving Loan, the Bank shall have received (a) the executed Deutsche Mark Revolving Loan Note; (b) evidence satisfactory to the Bank that the proceeds of the Deutsche Mark Revolving Loan will be used to immediately repay in full the German Borrower's indebtedness to Commerzbank, (c) such security documents and evidence of collateral filings as the Bank may request with respect to the assets of the German Borrower and the other Foreign Subsidiaries, all such documents and filings to be in form and substance satisfactory to the Bank and its counsel and (d) such corporate authority documents, officer's certificates, insurance certificates, legal opinions and similar documents as the Bank reasonably requests in connection with the Deutsche Mark Revolving Loan, the German Borrower and the Foreign Subsidiaries, all such documents to be in form and substance satisfactory to the Bank and its counsel.

         SUBPART 2.6. Events of Default. Section 8.01(a) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

         (a) Nonpayment when and as due of any principal, interest or other payment hereunder, under the Revolving Notes, under the Deutsche Mark Note or under the Deutsche Mark Revolving Note and the continuation of such nonpayment for a period of five (5) days.

         SUBPART 2.7. Exhibits. A new Exhibit 2.06 is hereby created in the form attached to this Agreement and marked Exhibit 2.06.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Effective Date. This Agreement shall be and become effective as of the date hereof (the "Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.


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                  3.1.1. Execution of Agreement. The Bank shall have received an original duly executed counterpart of this Agreement from the Borrowers and the Guarantors.

                  3.1.2. Closing Certificate. The Bank shall have received a certificate from the German Borrower, in form and substance satisfactory to the Bank, certifying inter alia that (i) no Default or Event of Default exists as of the Effective Date, and (ii) the representations and warranties of the Credit Parties made in or pursuant to the Existing Loan Agreement and the other Loan Documents are true in all material respects on and as of the Effective Date.

                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2 Instrument Pursuant to Existing Loan Agreement. This Agreement is a document executed pursuant to the Existing Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Loan Agreement.

         SUBPART 4.3 Credit Documents. Each Credit Party hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect, except as amended hereby, and except that, on and after the Effective Date references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Loan Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) it has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Bank's execution and delivery of this Agreement, (iv) the representations and warranties contained in the Loan Documents are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), (v) no event of default under any other agreement, document or instrument to which such Credit Party is a party will occur as a result of the transactions contemplated hereby, and (vi) as of the date of this Agreement, no Event of Default exists.

         SUBPART 4.5. Costs and Expenses. The German Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Bank) incurred by the Bank in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Bank hereunder (including without limitation any such fees and expenses subsequently incurred by the Bank in any subsequent bankruptcy or insolvency proceeding involving a Credit Party).

         SUBPART 4.6. Counterparts, Effectiveness, Etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


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U.S. BORROWER:           APPLIED ANALYTICAL INDUSTRIES, INC.,
                           a Delaware corporation


                               By:_________________________
                               Name:_______________________
                               Title:______________________


GERMAN BORROWER:         AAI APPLIED ANALYTICAL INDUSTRIES
                           DEUTSCHLAND GmbH & CO., KG,
                           a German corporation


                               By:_________________________
                               Name:_______________________
                               Title:______________________


THE GUARANTORS:          APPLIED ANALYTICAL INDUSTRIES LEARNING CENTER, INC.
                               AAI TECHNOLOGIES, INC.
                               AAI PROPERTIES, INC.
                               KANSAS CITY ANALYTICAL SERVICES, INC.
                               MEDICAL & TECHNICAL RESEARCH ASSOCIATES, INC.
                               AAI JAPAN, INC.
                               APPLIED ANALYTICAL INDUSTRIES ITALY, S.r.l.
                               AAI UK LTD.
                               AAI VERMOGENSVER- WALTUNGSGESELLSCHAFT mgH
                               AAI APPLIED ANALYTICAL INDUSTRIES DEUTSCHLAND
                                 VERWALTUNGS-GESELLSCHAFT mbH
                               APPLIED ANALYTICAL INDUSTRIES DEUTSCHLAND GmbH AAI BENELUX B.V.
                               AAI APPLIED ANALYTICAL INDUSTRIES FRANCE S.A.R.L. NEOSAN ARZNEIMITTEL-VERTRIEBSGESELLSCHAFT mbH
                               I.P.A.- INTERNATIONALE PHARMA AGENTUR GmbH
                               INPHARMCO GESELLSCHAFT zur VERMARKTUNG VON
                                 ARZNEIMITTELN mbH
                               LAB (GREAT BRITAIN) LIMITED
                               PROSCIENTIA HOLDING AG
                               TECHNOPHARM S.A.

                               By:_______________________
                               Name:_____________________
                               Title:____________________


BANK:                    BANK OF AMERICA, N.A.


                               By:_______________________
                               Name:_____________________
                               Title:____________________



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